                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                          ENGINEERING ANIMATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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
                                     [LOGO]

                          ENGINEERING ANIMATION, INC.
                             2321 NORTH LOOP DRIVE
                                AMES, IOWA 50010

                                                                   April 7, 1997

Dear Stockholder:

    You are cordially invited to attend the Engineering Animation, Inc. Annual Meeting of Stockholders to be held at 1:30 P.M., Wednesday, April 30, 1997 at the Marriott Hotel, 700 Grand Avenue, Des Moines, Iowa 50309.

    This will be our first annual meeting as a public company and we are looking forward to discussing our record-setting 1996 performance. In addition, you will have an opportunity to discuss each item of business described in the Notice of Annual Meeting of Stockholders and proxy statement and to ask questions about the Company and its operations.

    It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend, please sign and promptly return the enclosed proxy card, using the envelope provided. If you do attend the Annual Meeting, you may withdraw your proxy and vote your shares in person.

                                          Sincerely,

                                          Matthew M. Rizai

                                          CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                                          OFFICER, PRESIDENT & TREASURER

                          ENGINEERING ANIMATION, INC.
                             2321 NORTH LOOP DRIVE
                                AMES, IOWA 50010

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

    The Annual Meeting of Stockholders of Engineering Animation, Inc. will be held on Wednesday, April 30, 1997 at 1:30 P.M., at the Marriott Hotel, 700 Grand Avenue, Des Moines, Iowa 50309, for the following purposes:

    1.  To elect one Director for a three-year term;

    2. To consider and act upon a proposal to amend and restate the Engineering Animation, Inc. Non-Employee Directors Stock Option Plan to, among other things, decrease the number of shares reserved for issuance under such plan by 190,000 to 60,000;

    3. To consider and act upon a proposal to amend and restate the Engineering Animation, Inc. Stock Option Plan to, among other things, increase the number of shares reserved for issuance under such plan by 190,000 to 1,190,000;

    4.  To ratify the appointment of Ernst & Young LLP as auditors; and

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on Thursday, March 20, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders.

    The Company requests that all stockholders, whether or not you expect to attend the meeting, sign the enclosed proxy and return it as promptly as possible in the accompanying stamped envelope. You may revoke your proxy at any time before it is voted. If you are present at the meeting, you may vote your shares in person and the proxy will not be used.

    You are respectfully urged to read the proxy statement contained in this booklet for further information concerning the directors, the Company's Non-Employee Directors Stock Option Plan, the Company's Stock Option Plan, the reappointment of Ernst & Young LLP as auditors and the use of the proxy.

    A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996 accompanies this proxy statement.

                                          By Order of the Board of Directors

                                          Jamie A. Wade
                                          SECRETARY

April 7, 1997

                    IMPORTANT--PLEASE MAIL YOUR SIGNED PROXY
                       PROMPTLY IN THE ENCLOSED ENVELOPE

                          ENGINEERING ANIMATION, INC.
                             2321 NORTH LOOP DRIVE
                                AMES, IOWA 50010

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

        FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 30, 1997

    This proxy statement is furnished in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders of Engineering Animation, Inc., to be held on Wednesday, April 30, 1997. This proxy statement and the proxy are being mailed to stockholders on or about April 7, 1997.

    The enclosed proxy is solicited by the Board of Directors of the Company and will be voted at the Annual Meeting and any adjournments thereof. Shares represented by a properly executed proxy in the accompanying form will be voted at the Annual Meeting in accordance with any instructions specified by the stockholder. If no instructions are given, the stockholder's shares will be voted in accordance with the recommendations of the Board of Directors FOR each of the proposals presented in this proxy statement. Those recommendations are described later in this proxy statement.

    The proxy may be revoked at any time before it is exercised by delivering a written notice of revocation to the Secretary of the Company. If you attend the Annual Meeting in person, you may revoke your proxy by either giving notice of revocation to the inspectors of election at the Annual Meeting or by voting at the Annual Meeting in person.

    The only items of business that the Board of Directors intends to present or knows will be presented at the Annual Meeting are the items discussed in this proxy statement. The proxy confers discretionary authority upon the persons named therein, or their substitutes, to vote on any other items of business that may properly come before the meeting.

    As of March 20, 1997, the record date for the Annual Meeting, the Company had 4,701,205 shares of Common Stock, par value $.01 per share ("Common Stock"), issued and outstanding. Each share is entitled to one vote. A majority of the issued and outstanding shares constitutes a quorum at the meeting.

                             ELECTION OF DIRECTORS

    The Board of Directors of Engineering Animation, Inc. consists of five directors, divided into three classes. At this Annual Meeting, one nominee is to be elected to serve for a term of three years or until his successor is duly elected and qualified. The remaining four directors will continue to serve as set forth below, with two directors having terms expiring on the date of the annual meeting to be held in 1998 and two directors having terms expiring on the date of the annual meeting to be held in 1999. The nominee, Jamie A. Wade, is currently a director of the Company.

    Directors are elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or votes withheld) will have no effect on the election of a director. Unless otherwise directed, proxies will be voted at the Annual Meeting for the election of Mr. Wade or, in the event of a contingency not presently foreseen, for a different person as a substitute. The Board of Directors is recommending the election of Mr. Wade.

    The following sets forth with respect to the nominee and each director continuing to serve, their names, ages, principal occupations and other information, based upon information received from them.

      NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS FOR A THREE-YEAR TERM
               EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 2000

    JAMIE A. WADE, 48. (Director since 1995). Mr. Wade has served as Vice President of Administration and General Counsel to the Company since June 1994 and Secretary since November 1995. From 1983 to 1994, Mr. Wade was a partner with Davis, Hockenberg, Wine, Brown, Koehn & Shors, P.C., a Des Moines law firm. Mr. Wade earned a J.D. from Drake University Law School and a B.A. from Drake University College of Business.

       MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE WITH TERMS
               EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 1998

    MARTIN J. VANDERPLOEG, PH.D., 40. (Director since 1988). Dr. Vanderploeg co-founded the Company in 1988. He has served as Executive Vice President since October 1993 and as the Company's Secretary from June 1990 until November 1995. Dr. Vanderploeg's prior experience includes serving as a faculty member in mechanical engineering at Iowa State University and performing contract research for a number of large corporations. Dr. Vanderploeg earned a Ph.D. in Mechanical Engineering from Michigan State University and is a licensed Professional Engineer.

    LAURENCE J. KIRSHBAUM, 52. (Director since 1995). Mr. Kirshbaum has been Chairman of Time Warner Trade Publishing since 1997 and was previously President and CEO of Warner Books Inc., a subsidiary of Time Warner Inc., since 1984. Mr. Kirshbaum earned a B.A. from the University of Michigan.

       MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE WITH TERMS
               EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 1999

    MATTHEW M. RIZAI, PH.D., 40. (Director since 1990). Dr. Rizai has been Chairman, Chief Executive Officer, President and a director of the Company since joining the Company in June 1990 and has been Treasurer since November 1995. Dr. Rizai's prior experience includes serving as: associate with ARCH Development Corporation, a venture capital firm; senior research engineer with General Motors Corporation; and development engineer with Ford Motor Company. Dr. Rizai earned a Ph.D. in Mechanical Engineering from Michigan State University and an M.B.A. from the University of Chicago.

    MICHAEL CROW, PH.D., 41. (Director since 1991). Dr. Crow has been Vice Provost at Columbia University since August 1991. Dr. Crow served as the Director of the Institute for Physical Research and Technology and the Office of Science Policy and Research at Iowa State University from July 1985 to June 1991. Dr. Crow earned a Ph.D. in Public Administration (Science and Technology Policy) from Syracuse University.

        INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

    During the 1996 fiscal year, there were four meetings of the Board of Directors. Each Director attended at least 75% of the aggregate total number of the meetings of the Board of Directors and the meetings of the Board Committees on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors has standing Audit and Compensation Committees, which deal with certain specific areas of the Board's responsibility.

    The Audit Committee, which met four times during the 1996 fiscal year, recommends the firm to be appointed as independent public accountants to audit the Company's financial statements and oversees the accounting and audit functions of the Company. The members of the Audit Committee are Matthew M. Rizai, Michael Crow and Laurence J. Kirshbaum.

    The Compensation Committee, which met four times during the 1996 fiscal year, determines executive officers' salaries, bonuses and other compensation. The Compensation Committee also administers the Company's Stock Option Plan. The members of the Compensation Committee are Michael Crow and Laurence J. Kirshbaum.

DIRECTOR COMPENSATION

    Directors who are not currently officers or employees of the Company receive a yearly retainer fee of $12,000 plus $750 and reimbursement of expenses for attending each meeting of the Board of Directors and each meeting of any committee.

    The Company's directors who are not employees of the Company are eligible to participate in the Company's Non-Employee Directors Stock Option Plan (the "Director Option Plan"). The Director Option Plan is administered by the Chairman of the Board of Directors along with other employee directors, if any, selected by the Chairman. Pursuant to the Director Option Plan, non-employee directors of the Company will receive options to purchase 5,000 shares of Common Stock in the year that they join the Board and options to purchase an additional 2,500 shares of Common Stock for each subsequent year of service. The exercise price of such options is the fair market value of the Company's Common Stock on the date of grant. Stock options granted under the Director Option Plan vest over four years, have a term of 15 years and may not be transferred other than by will or by the laws of descent and distribution.

                          AMENDMENT AND RESTATEMENT OF
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

    The Board of Directors of the Company has adopted, and recommends to stockholders for approval, the amendment and restatement of the Director Option Plan to (i) decrease the number of shares reserved for issuance under the Director Option Plan from 250,000 to 60,000, (ii) provide the Board with the maximum flexibility in amending the Director Option Plan permitted by the recently revised securities regulations relating to employee benefit plans,
(iii) clarify the timing of option grants under the Director Option Plan and
(iv) eliminate qualifications in the Director Option Plan that relate to the Company's then anticipated initial public offering of Common Stock, which has since been effected. The description of the Director Option Plan set forth below is qualified in its entirety by reference to the full text of the Amended and Restated Non-Employee Director Stock Option Plan, which is attached as Appendix A to this proxy statement.

    GENERALLY. The Director Option Plan as adopted by the Board of Directors of the Company and approved by the Company's stockholders was originally effective as of January 1, 1996. As soon as practicable following the date an individual becomes a non-employee director, he or she is granted an option under the Director Option Plan to purchase up to 5,000 shares of Common Stock (the "Initial Options"). Thereafter, non-employee directors are granted options to purchase an additional 2,500 shares of Common Stock for each subsequent year of service (the "Anniversary Options"). The Director Option Plan may be terminated by the Board of Directors at any time.

    SHARES SUBJECT TO THE PLAN. The Company presently has 250,000 shares of Common Stock reserved for issuance under the Director Option Plan. A description of the Board's proposal to decrease the number of reserved shares to 60,000 is included below under the caption "Proposed Amendment and Restatement of the Director Option Plan--Decrease Number of Shares Reserved for Issuance." The number of shares available for issuance under the Director Option Plan and the number of shares subject to outstanding options are subject to adjustment in the event of a stock split, stock dividend, recapitalization or other similar event affecting the number of shares of the Company's outstanding Common Stock.

    PLAN ADMINISTRATION. The Director Option Plan is administered by the Chairman of the Board of Directors and other employee members of the Board, if any, selected by the Chairman (the "Committee"). This Committee has the authority to interpret the Director Option Plan and to prescribe, amend and rescind rules and regulations relating to the Director Option Plan and to make such other determinations as it deems necessary or advisable in carrying out the administration of the Director Option Plan. Options granted under the Director Option Plan may be subject to such provisions as the Committee deems advisable and may be amended by the Committee from time to time, provided that no amendment may adversely affect the rights of an option holder without his or her consent. In addition, the Committee determines the treatment of outstanding non-qualified options upon the occurrence of a Change in Control, as such term is defined in the Director Option Plan.

    TERMS AND CONDITIONS OF OPTIONS. All options granted under the Director Option Plan are non-qualified stock options with fifteen-year terms. The exercise price of each option is the fair market value of the stock underlying the option on the date of grant. Each Initial Option is 25% vested on the date it is granted and vests an additional 25% on each of the one-year, two-year and three-year anniversary of the grant date. Each Anniversary Option is fully vested on the date it is granted. Stock options granted under the Director Option Plan may not be transferred other than by will or by the laws of descent and distribution.

    Subject to any required stockholder action, in the event that the Company is involved in a sale of substantially all of its assets, a merger or a consolidation, the participant is entitled to the securities to which a holder of the number of shares of stock subject to the option would have been entitled immediately prior to the time the sale, merger or consolidation became effective. However, any unexercised options under the Director Option Plan may be canceled by the Company as of the effective date of any such sale, merger or consolidation, provided that certain conditions specified in the Director Option Plan are met. In the event of a dissolution of the Company, every option outstanding under the Director Option Plan will terminate, provided that participants receive written notice 30 days prior to the dissolution and are permitted to exercise all unexercised options in full (without regard to installment exercise limitations).

    OUTSTANDING OPTIONS. As previously described, each non-employee director of the Company is granted an option to purchase up to 5,000 shares upon joining the Board and an option to purchase 2,500 shares for each subsequent year of service; however, the number of years that such individuals will serve as directors of the Company is not currently determinable. As of March 20, 1997, options to purchase 5,000 shares had been granted under the Director Option Plan to the two current directors who are not executive officers as a group. On March 27, 1997, the last reported sale price of the Common Stock on the Nasdaq National Market was $22.50 per share.

    TAX CONSEQUENCES. Certain federal income tax consequences are associated with (i) the grant of a stock option under the Director Option Plan, (ii) the exercise of such option and (iii) the disposition of shares received upon the exercise of an option. THE FOLLOWING DESCRIPTION OF TAX CONSEQUENCES IS BASED UPON PRESENT FEDERAL TAX LAWS AND REGULATIONS, BUT DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO A PARTICIPANT UNDER THE DIRECTOR OPTION PLAN. ACCORDINGLY, INFORMATION RELATING TO TAX CONSEQUENCES IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO CURRENT TAX LAWS.

    GRANT AND EXERCISE OF OPTIONS; DISPOSITION OF ACQUIRED SHARES. The grant of a non-qualified option to a participant is not a taxable event so long as the option does not have a readily ascertainable fair market value. Options granted pursuant to the Director Option Plan should not have a readily ascertainable fair market value because they are not actively traded on an established securities market, are not transferable, are not immediately exercisable in full upon grant and have more than a nominal exercise price. Accordingly, the participant will not be subject to any income tax consequences with respect to such option unless and until the option is exercised.

    Upon the exercise of a non-qualified stock option, the participant generally must recognize ordinary compensation income equal to the "spread" between the exercise price and the fair market value of the Common Stock on the date of exercise. The amount and character of any gain or loss realized on a subsequent disposition of Common Stock by the participant generally would depend on, among other things, whether an election under the Internal Revenue Code of 1986, as amended (the "Code"), Section 83(b) with respect to such shares had been made and the length of time such shares had been held.

    WITHHOLDING TAXES. The Company may condition the exercise of any option under the Director Option Plan on the receipt of an amount sufficient to pay, and will deduct from the compensation of a holder of an option under the Director Option Plan, the amount of any tax required by any governmental authority to be withheld and paid over by the Company to such governmental authority for the account of such person with respect to such options and the exercise thereof.

    COMPENSATION DEDUCTION. To the extent compensation income is recognized by a participant in connection with the exercise of a non-qualified stock option, the Company generally will be entitled to a corresponding compensation deduction, assuming the withholding requirements are satisfied.

    PLAN AMENDMENT. The Director Option Plan currently provides that at any time a majority of the Board of Directors of the Company may, without stockholder approval, terminate, alter, amend or suspend the Director Option Plan, provided that the Board may not materially increase the benefits accruing to participants or the number of shares that may be issued under the Director Option Plan, materially modify the eligibility requirements for participation in the Director Option Plan, or take any action that would cause the Director Option Plan to fail to comply with certain applicable federal tax or securities laws. In addition, any action taken by the Board may not materially and adversely affect any options outstanding under the Director Option Plan without the consent of the participants. Furthermore, the Board currently may not amend the Director Option Plan with respect to the amount, price and timing of grants more than once every six months, other than to comport with changes in law. A discussion of the Board's proposal to increase its flexibility to amend the Director Option Plan as permitted by the recently revised securities regulations is included below under the caption "Proposed Amendment and Restatement of the Director Option Plan--Board of Directors' Ability to Amend."

    An increase or decrease in the number of issued shares of stock of the Company as a result of certain circumstances specified in the Director Option Plan will permit the Committee to make, without stockholder approval, appropriate adjustments in the aggregate number of shares of stock that may be granted under the Director Option Plan, the number of shares subject to each outstanding option and the exercise price per share for each option. No adjustment in the number of shares of stock covered by the Director Option Plan or in the number of shares subject to outstanding options may be made, however, unless such adjustment, together with all prior adjustments that were not made as a result of the foregoing, involves a net change of more than 10%.

PROPOSED AMENDMENT AND RESTATEMENT OF THE DIRECTOR OPTION PLAN

    DECREASE NUMBER OF SHARES RESERVED FOR ISSUANCE. As of March 20, 1997, stock options covering 5,000 shares of Common Stock were outstanding under the Director Option Plan, leaving 245,000 shares available for future awards. The Board of Directors proposes that the Director Option Plan be amended and restated to decrease the aggregate number of shares of Common Stock that may be issued under the Director Option Plan to 60,000. As discussed below, the Board of Directors is also proposing to increase the aggregate number of shares available for issuance under the Engineering Animation, Inc. Stock Option Plan by the same amount.

    BOARD OF DIRECTOR'S ABILITY TO AMEND. Recently revised securities regulations have increased the flexibility of a company's board of directors in amending employee benefit plans while maintaining the exempt status of option grants under Section 16(b) of the Securities Exchange Act of 1934, as amended (the

"Exchange Act"). The proposed amendment and restatement of the Director Option Plan would permit the Board of Directors of the Company to materially increase benefits to participants and to materially modify eligibility requirements without stockholder consent, so long as the amendments to the Director Option Plan would not materially adversely affect any outstanding options. Stockholder approval would still be required, however, to increase the number of shares of Common Stock subject to the Director Option Plan. In addition, the amendment and restatement would eliminate the restriction that the Director Option Plan could only be amended once every six months. Under the Director Option Plan as the Board proposes it be amended and restated, approval of the participants in the Director Option Plan would still be required for any amendments that would have a material adverse effect on outstanding options.

    CLARIFICATION OF TIMING OF OPTION GRANTS. The Director Option Plan currently provides that Anniversary Options shall be granted on each one-year anniversary of the grant date of the non-employee director's Initial Options. Initial Options are granted as soon as possible following the date on which service as a director begins. In the case of non-employee directors who were on the Board prior to the adoption of the Director Option Plan, the Committee administering the plan has interpreted the Director Option Plan to require grants of Anniversary Options on the one-year anniversaries of the dates on which those directors began service as non-employee directors. The proposed amendment and restatement would amend the Director Option Plan to formalize this interpretation.

    ELIMINATION OF CERTAIN QUALIFICATIONS. The Director Option Plan currently contains certain qualifying references to the Company's then anticipated initial public offering of Common Stock. The offering was consummated in February 1996, thereby eliminating the need for these qualifications.

REQUIRED VOTE

    The proposed amendment and restatement of the Director Option Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. An abstention will be counted as a vote against the amendment and restatement since it is one less vote for approval. Broker non-votes will not affect the outcome since they are not considered "shares present" for voting purposes.

    If the Board's proposal is approved by stockholders, the Director Option Plan will be amended and restated effective May 1, 1997.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL TO AMEND AND RESTATE THE ENGINEERING ANIMATION, INC. NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

                          AMENDMENT AND RESTATEMENT OF
                               STOCK OPTION PLAN

    The Board of Directors of the Company has adopted, and recommends to stockholders for approval, the further amendment and restatement of the Engineering Animation, Inc. Stock Option Plan (the "Option Plan") to (i) increase the number of shares reserved for issuance under the Option Plan from 1,000,000 to 1,190,000, (ii) provide the Board with the maximum flexibility in amending the Option Plan permitted by the recently revised securities regulations relating to employee benefit plans, (iii) conform certain technical aspects of the Option Plan to these securities regulations and (iv) eliminate qualifications in the Option Plan that relate to the Company's then anticipated initial public offering of Common Stock, which has since been effected. The description of the Option Plan set forth below is qualified in its entirety by reference to the full text of the Amended and Restated Stock Option Plan, which is attached as Appendix B to this proxy statement.

THE OPTION PLAN

    GENERALLY. The Option Plan as adopted by the Board of Directors of the Company and approved by the Company's stockholders was originally effective as of June 9, 1994 and was amended and restated effective January 1, 1996. The Option Plan provides for the grant of stock options to employees of the Company or its subsidiaries, including employees who are officers and/or members of the Board, and to any non-employee (with the exception of non-employee directors) who is a consultant or independent contractor to the Company. Unless terminated sooner by the Board, the Option Plan will terminate in December 2005.

    SHARES SUBJECT TO THE PLAN. The Company presently has 1,000,000 shares of Common Stock reserved for issuance under the Option Plan. A description of the Board's proposal to increase the number of reserved shares to 1,190,000 is included below under the caption "Proposed Amendment and Restatement of the Option Plan--Increase Number of Shares Reserved for Issuance." The number of shares available for issuance under the Option Plan and the number of shares subject to outstanding options are subject to adjustment in the event of a stock split, stock dividend, recapitalization or other similar event affecting the number of shares of the Company's outstanding Common Stock.

    PLAN ADMINISTRATION. The Option Plan is administered by the Compensation Committee of the Board. The Committee has the authority and discretion, subject to the provisions of the Option Plan, to select persons to whom options will be granted, to designate the number of shares to be covered by options, to specify the type of consideration to be paid to the Company and to establish all other terms and conditions of each stock option. In addition, the Committee determines the treatment of outstanding non-qualified options upon the occurrence of a Change in Control, as such term is defined in the Option Plan.

    TERMS AND CONDITIONS OF OPTIONS. The exercise price for a stock option may not be less than the fair market value of the Company's Common Stock on the date the stock option is granted. Stock options granted under the Option Plan may not be transferred other than by will or by the laws of descent and distribution.

    Subject to any required stockholder action, in the event that the Company is involved in a sale of substantially all of its assets, a merger or a consolidation, the participant is entitled to the securities to which a holder of the number of shares of stock subject to the option would have been entitled immediately prior to the time the sale, merger or consolidation became effective. However, any unexercised options under the Option Plan may be canceled by the Company as of the effective date of any such sale, merger or consolidation, provided that certain conditions specified in the Option Plan are met. In the event of a dissolution of the Company, every option outstanding under the Option Plan will terminate, provided that participants receive written notice 30 days prior to the dissolution and are permitted to exercise all unexercised options in full (without regard to installment exercise limitations).

    NATURE OF OPTIONS. Options granted under the Option Plan may be either "incentive stock options" ("ISOs"), as defined under the tax laws, or non-qualified stock options. ISOs may be granted only to employees of the Company and are subject to certain additional limitations relating to such things as employment status, minimum exercise price, length of the exercise period, maximum value of the stock underlying the options and a required holding period for stock received upon exercise of an ISO.

    OUTSTANDING OPTIONS. The number of shares acquirable pursuant to stock options that will be awarded to the Company's Chief Executive Officer and the other four most highly compensated executive officers of the Company under the Option Plan is not currently determinable. On March 27, 1997, the last reported sale price of the Common Stock on the Nasdaq National Market was $22.50 per share. As of March 5, 1997, the following options had been granted under the Option Plan:

                                                                                           NUMBER
NAME                                                                                      OF SHARES
----------------------------------------------------------------------------------------  ---------
Matthew M. Rizai........................................................................     55,000
 Chief Executive Officer, President and Treasurer

Martin J. Vanderploeg...................................................................     55,000
 Executive Vice President

Michael J. Jablo........................................................................     49,500
 Vice President of Software Sales and Marketing

Jamie A. Wade...........................................................................     36,000
 Vice President of Administration, General Counsel and Secretary

Michael K. Jewell.......................................................................     47,500
 Vice President of Finance and Chief Financial Officer

All current directors who are not executive officers....................................      7,500

All current executive officers..........................................................    319,300

All plan participants (other than current executive officers)...........................    494,950

    TAX CONSEQUENCES. Certain federal income tax consequences are associated with (i) the grant of a stock option under the Option Plan, (ii) the exercise of such option and (iii) the disposition of shares received upon the exercise of an option. THE FOLLOWING DESCRIPTION OF TAX CONSEQUENCES IS BASED UPON PRESENT FEDERAL TAX LAWS AND REGULATIONS, BUT DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO A PARTICIPANT UNDER THE OPTION PLAN. ACCORDINGLY, INFORMATION RELATING TO TAX CONSEQUENCES IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO CURRENT TAX LAWS.

    NON-QUALIFIED STOCK OPTIONS. The grant of a non-qualified option (including any option exceeding any additional limitations on ISOs) to a participant is not a taxable event so long as the option does not have a readily ascertainable fair market value. Options granted pursuant to the Option Plan should not have a readily ascertainable fair market value because they are not actively traded on an established securities market, are not transferable, are not immediately exercisable in full upon grant and have more than a nominal exercise price. Accordingly, the participant is not subject to any income tax consequences with respect to such option unless and until the option is exercised.

    Upon the exercise of a non-qualified stock option, the participant generally must recognize ordinary compensation income equal to the "spread" between the exercise price and the fair market value of the Common Stock on the date of exercise. The amount and character of any gain or loss realized on a subsequent disposition of Common Stock by the participant generally would depend on, among other things, whether an election under Code Section 83(b) with respect to such shares had been made and the length of time such shares had been held.

    INCENTIVE STOCK OPTIONS. There are no federal income tax consequences associated with the grant of an ISO to an employee. In contrast to the exercise of a non-qualified stock option, the exercise of an ISO does not cause an employee to recognize taxable income for regular income tax purposes (although the employee could be subject to an alternative minimum tax liability as described below). If the employee holds the shares acquired upon exercise of the ISO for a minimum of two years from the date of the grant of the ISO, and for a least one year after exercise, any gain realized by the participant on the subsequent sale or exchange of such shares generally is treated as long-term capital gain. The amount of this gain generally equals the "spread" between the sales price and the exercise price of the Common Stock. If the shares are sold or otherwise disposed of prior to the expiration of such periods (a "disqualifying disposition"), then a portion of any gain recognized by the employee that would otherwise be characterized as capital gain is instead taxable as ordinary compensation income. The amount of such gain that is characterized as ordinary income will not exceed an amount equal to the excess of (i) the fair market value of such shares as of the date the option is exercised over (ii) the amount paid for such shares. Any loss recognized upon a taxable disposition of the shares generally is characterized as a capital loss.

    Upon exercise of an ISO by an employee, the alternative minimum taxable income of such employee must be determined as if such ISO were a non-qualified stock option. Accordingly, he or she is required to include as alternative minimum taxable income the excess, if any, of the value of the shares received upon exercise as of the date such shares are vested over the amount paid for such shares. He or she would then be required to pay the greater of his or her regular or alternative minimum tax liability computed with respect to such year.

    WITHHOLDING TAXES. The Company may condition the exercise of any option under the Option Plan on the receipt of an amount sufficient to pay, and will deduct from the compensation of a holder of an option under the Option Plan, the amount of any tax required by any governmental authority to be withheld and paid over by the Company to such governmental authority for the account of the participant with respect to such options and the exercise thereof.

    COMPENSATION DEDUCTION. To the extent compensation income is recognized by a participant in connection with the exercise of a non-qualified stock option or a "disqualifying disposition" of stock obtained upon exercise of an ISO, the Company generally will be entitled to a corresponding compensation deduction, assuming the withholding requirements are satisfied.

    PLAN AMENDMENT. The Option Plan currently provides that at any time a majority of the Board of Directors of the Company may, without stockholder approval, terminate, alter, amend or suspend the Option Plan, provided that the Board may not materially increase the benefits accruing to participants or the number of shares that may be issued under the Option Plan, materially modify the eligibility requirements for participation in the Option Plan, or take any action that would cause the Option Plan to fail to comply with certain applicable federal tax or securities laws. In addition, any action taken by the Board may not materially and adversely affect any options outstanding under the Option Plan without the consent of the participants. A discussion of the Board's proposal to increase its flexibility to amend the Option Plan as permitted by the recently revised securities regulations is included below under the caption "Proposed Amendment and Restatement of the Option Plan--Board of Directors' Ability to Amend."

    An increase or decrease in the number of issued shares of stock of the Company as a result of certain circumstances specified in the Option Plan will permit the Committee to make, without stockholder approval, appropriate adjustments in the aggregate number of shares of stock that may be granted under the Option Plan, the number of shares subject to each outstanding option and the exercise price per share for each option. No adjustment in the number of shares of stock covered by the Option Plan or in the number of shares subject to outstanding options may be made, however, unless such adjustment, together with all prior adjustments that were not made as a result of the foregoing, involves a net change of more than 10%.

PROPOSED AMENDMENT AND RESTATEMENT OF THE OPTION PLAN

    INCREASE NUMBER OF SHARES RESERVED FOR ISSUANCE. As of March 20, 1997, stock options covering 830,900 shares of Common Stock were outstanding under the Option Plan, leaving only 169,100 available for future awards. The Board of Directors proposes that the Option Plan be amended and restated to increase the number of shares of Common Stock that may be issued under the Option Plan by 190,000 (the same number by which the shares issuable under the Director Option Plan is proposed to be decreased) to 1,190,000, in order to more appropriately allocate the total number of shares reserved by the Company pursuant to its option plans, thereby assuring that sufficient shares are available for future grants under the Option Plan.

    BOARD OF DIRECTORS' ABILITY TO AMEND. The proposed amendment and restatement of the Option Plan would, in accordance with recently revised securities regulations, permit the Board of Directors of the Company to materially increase benefits to participants and to materially modify eligibility requirements without stockholder consent, so long as the amendments to the Option Plan would not materially adversely affect any outstanding options. Stockholder approval would still be required, however, to increase the number of shares of Common Stock subject to the Option Plan. Under the Option Plan as the Board proposes it be amended and restated, approval of the participants in the Option Plan would still be required for any amendments that would have a material adverse effect on outstanding options.

    CONFORMING TECHNICAL CHANGES. The amendments proposed by the Board of Directors include conforming certain terminology used in the Option Plan to the recently amended securities regulations.

    ELIMINATION OF CERTAIN QUALIFICATIONS. The Option Plan currently contains certain qualifying references to the Company's then anticipated initial public offering of Common Stock. The offering was consummated in February 1996, thereby eliminating the need for these qualifications.

REQUIRED VOTE

    The proposed amendment and restatement of the Option Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. An abstention will be counted as a vote against the amendment and restatement since it is one less vote for approval. Broker non-votes will not affect the outcome since they are not considered "shares present" for voting purposes.

    If the Board's proposal is approved by stockholders, the Option Plan will be amended and restated effective May 1, 1997.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL TO AMEND AND RESTATE THE ENGINEERING ANIMATION, INC. STOCK OPTION PLAN.

                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

    Upon the recommendation of the Audit Committee, the Board of Directors has selected Ernst & Young LLP as the independent auditors to examine the financial statements of the Company for the fiscal year ending December 31, 1997. Ernst & Young LLP has been employed to perform this function for the Company since 1990.

    One or more representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

    Although the appointment of auditors is not required to be submitted to a vote of stockholders, the Board of Directors believes that it is appropriate as a matter of policy to request that the stockholders ratify the appointment. If the stockholders should not ratify the appointment, the Audit Committee will investigate the reasons for the stockholders' rejection and the Board of Directors will reconsider the appointment.

REQUIRED VOTE

    The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required to ratify the appointment of Ernst & Young LLP as the Company's independent public auditors. An abstention will be counted as a vote against the ratification of the appointment since it is one less vote for approval. Broker non-votes will not affect the outcome since they are not considered "shares present" for voting purposes.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

                               SECURITY OWNERSHIP

    The following table sets forth certain information regarding the beneficial ownership of the shares of the Company's Common Stock as of March 5, 1997 by (i) each person known by the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each director and nominee for director, (iii) the Chief Executive Officer and the four next most highly compensated executive officers of the Company (together, the "Named Executive Officers") and (iv) by all directors, nominees for director and executive officers of the Company as a group.

                                                                                  SHARES      PERCENTAGE
                                                                                BENEFICIALLY BENEFICIALLY
NAMED EXECUTIVE OFFICERS AND DIRECTORS                                             OWNED       OWNED (1)
------------------------------------------------------------------------------  -----------  -------------
Matthew M. Rizai (2)..........................................................     772,278         15.59

Martin J. Vanderploeg (3).....................................................     772,278         15.59

Jeff D. Trom (4)..............................................................     527,184         11.19

Michael Crow (5)..............................................................      57,932          1.23

Michael K. Jewell (6).........................................................      20,600         *

Jamie A. Wade (7).............................................................      18,691         *

Michael J. Jablo (8)..........................................................      17,000         *

Laurence J. Kirshbaum (9).....................................................       4,000         *

All directors and officers as a group (10 persons)............................   2,427,279         45.92

5% STOCKHOLDERS
------------------------------------------------------------------------------

A I M Management Group Inc. (10)..............................................     436,900          9.29

RCM Capital Management, L.L.C. (11)...........................................     339,000          7.21

Investment Advisors, Inc. (12)................................................     265,800          5.65

------------------------

 *  Less than one percent.

 (1) Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in this table have sole voting and investment power with respect to all shares beneficially owned by them. The number of shares shown as owned by, and the voting power of, individual stockholders include shares that are not currently outstanding, but that such stockholders are entitled to acquire or will be entitled to acquire within 60 days. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by the particular stockholder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

 (2) Includes 500,000 shares held by the Matthew Rizai Family Limited Partnership and 253,344 shares issuable upon exercise of vested options and options that will vest within 60 days. Dr. Rizai's address is c/o Engineering Animation, Inc., 2321 North Loop Drive, Ames, Iowa 50010.

 (3) Includes 253,344 shares issuable upon exercise of vested options and options that will vest within 60 days. Dr. Vanderploeg's address is c/o Engineering Animation, Inc., 2321 North Loop Drive, Ames, Iowa 50010.

 (4) Includes 8,250 shares issuable upon exercise of vested options and options that will vest within 60 days. Dr. Trom's address is c/o Engineering Animation, Inc., 2321 North Loop Drive, Ames, Iowa 50010.

 (5) Includes 8,250 shares issuable upon exercise of vested options and options that will vest within 60 days. Dr. Shannan's address is c/o Engineering Animation, Inc., 2321 North Loop Drive, Ames, Iowa 50010.

 (6) Consists of shares issuable upon exercise of vested options and options that will vest within 60 days. Mr. Jewell's address is c/o Engineering Animation, Inc., 2321 North Loop Drive, Ames, Iowa 50010.

 (7) Consists of 4,166 shares owned by Davis, Brown, Koehn 401(k) Plan f/b/o Jamie A. Wade and 14,525 shares issuable upon exercise of vested options and options that will vest within 60 days. Mr. Wade's address is c/o Engineering Animation, Inc., 2321 North Loop Drive, Ames, Iowa 50010.

 (8) Includes 15,000 shares issuable upon exercise of vested options and options that will vest within 60 days. Mr. Jablo's address is c/o Engineering Animation, Inc., 2321 North Loop Drive, Ames, Iowa 50010.

 (9) Consists of shares issuable upon exercise of vested options and options that will vest within 60 days. Mr. Kirshbaum's address is c/o Time Warner Trade Publishing, Time and Life Building, 1271 Avenue of the Americas, New York, New York 10020.

(10) Information provided in a Schedule 13G filed on February 12, 1997. Investor has shared voting and dispositive power with respect to 436,900 shares. The
    Schedule 13G indicates that the shares are held by A I M Advisors, Inc. and A I M Capital Management, Inc., subsidiaries of the Investor. The investor's address is: A I M Management Group Inc., 11 Greenway Plaza, Suite 1919, Houston, Texas 77046.

(11) Information provided in a Schedule 13G filed on February 6, 1997 by RCM Capital Management, L.L.C. ("RCM Capital") and a Schedule 13G filed on February 13, 1997 by Dresdner Bank AG ("Dresdner"). RCM has sole voting power with respect to 339,000 shares and sole dispositive power with respect to 395,000 shares. RCM Limited L.P. ("RCM Limited") is the Managing Agent of RCM Capital. RCM General Corporation is the General Partner of RCM Limited. RCM Capital is a wholly-owned subsidiary of Dresdner. RCM Capital's address is 4 Embarcadero Center, Suite 3000, San Francisco, California 94111.

(12) Information provided in a Schedule 13G filed on February 7, 1997. The investor has sole voting and dispositive power with respect to 200,200 shares and shared voting and dispositive power with respect to 65,600 shares. The investor's address is 3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440.

    None of the outstanding shares of Common Stock are currently subject to registration rights, however, the severance agreements of Dr. Rizai and Dr. Vanderploeg give each of them the right to require the Company to register all shares held by him in the event of his termination "without cause" or "for good reason," as defined in such agreements. See "Employment and Severance Arrangements."

                             CERTAIN RELATIONSHIPS

    The Company has entered into an agreement with Warner Books Inc., a subsidiary of Time Warner Inc., pursuant to which the Company has received approximately $117,722 in funding for the development of an interactive multimedia CD-ROM, which Warner Books Inc. will market and distribute. The Company will receive a royalty from Warner Books Inc. on sales of the CD-ROM. Laurence Kirshbaum, a member of the Company's Board of Directors, is Chairman of Time Warner Trade Publishing.

                             EXECUTIVE COMPENSATION

    The following table summarizes the compensation paid to or earned by the Named Executive Officers for the fiscal year ended December 31, 1996 and the previous fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM
                                                                                      COMPENSATION
                                                                                      -------------
                                                                                        NUMBER OF
                                                              ANNUAL COMPENSATION      SECURITIES
                                                           -------------------------   UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                       YEAR      SALARY ($)    BONUS ($)      OPTIONS     COMPENSATION ($)
----------------------------------------------  ---------  ------------  -----------  -------------  ----------------
Matthew M. Rizai                                     1996    180,000         --            40,000          5,805(1)
 Chief Executive Officer,                            1995    150,000         70,000        70,000         14,623(1)
 President and Treasurer

Martin J. Vanderploeg                                1996    180,000         --            40,000          5,683(2)
 Executive Vice President                            1995    150,000         75,000        70,000          3,000(2)

Michael J. Jablo                                     1996    170,776(3)      25,000        12,000          2,308(4)
 Vice President of Software                          1995     35,873(3)      --            37,500           --
 Sales and Marketing

Jamie A. Wade                                        1996    120,000          6,000        11,000          1,740(5)
 Vice President of Administration,                   1995     90,000         25,000        13,000            450(5)
 General Counsel and Secretary

Michael K. Jewell                                    1996    111,739         --            46,500            165(6)
 Vice President of Finance                           1995       --           --            --               --
 and Chief Financial Officer

------------------------

(1) Consists of $2,205 of premiums on a life insurance policy paid in 1996, $11,395 paid in lieu of vacation in 1995 and $3,600 and $3,228 of matching contributions by the Company to the Engineering Animation, Inc. Retirement Plan made in 1996 and 1995, respectively.

(2) Consists of $2,083 of premiums on a life insurance policy paid in 1996 and $3,600 and $3,000 of matching contributions by the Company to the Engineering Animation, Inc. Retirement Plan made in 1996 and 1995, respectively.

(3) Includes $64,776 and $15,000 in sales commissions in 1996 and 1995, respectively.

(4) Consists of $309 of premiums on a life insurance policy paid in 1996 and $1,999 of matching contributions by the Company to the Engineering Animation, Inc. Retirement Plan made in 1996.

(5) Consists of $480 of premiums on a life insurance policy paid in 1996 and $1,260 and $450 of matching contributions by the Company to the Engineering Animation, Inc. Retirement Plan made in 1996 and 1995, respectively.

(6) Consists of $165 of premiums on a life insurance policy paid in 1996.

                             OPTION GRANTS IN 1996

    The following table shows information with respect to grants of options to the Named Executive Officers for the fiscal year ended December 31, 1996. The options were granted under the Option Plan.

                                                                                                  POTENTIAL REALIZABLE
                                                                                                    VALUE AT ASSUMED
                                                                                                    ANNUAL RATES OF
                                        NUMBER OF      PERCENT OF                                     STOCK PRICE
                                        SECURITIES    TOTAL OPTIONS                                 APPRECIATION FOR
                                        UNDERLYING     GRANTED TO      EXERCISE OR                  OPTION TERM (1)
                                         OPTIONS      EMPLOYEES IN     BASE PRICE    EXPIRATION   --------------------
NAME                                     GRANTED       FISCAL YEAR      ($/SHARE)       DATE        5%($)     10%($)
-------------------------------------  ------------  ---------------  -------------  -----------  ---------  ---------
Matthew M. Rizai                          24,000(2)          4.60           22.25      12/30/06     335,830    851,058
                                          16,000(3)          3.07           22.25      12/30/06     223,886    567,372

Martin J. Vanderploeg                     24,000(2)          4.60           22.25      12/30/06     335,830    851,058
                                          16,000(3)          3.07           22.25      12/30/06     223,886    567,372

Michael J. Jablo                          10,400(2)          1.99           22.25      12/30/06     145,526    368,792
                                           1,600(3)          0.31           22.25      12/30/06      22,389     56,737

Jamie A. Wade                              2,400(2)          0.46           22.25      12/30/06      33,583     85,106
                                           1,600(3)          0.31           22.25      12/30/06      22,389     56,737
                                           7,000(4)          1.34            7.50       1/20/06      33,017     83,671

Michael K. Jewell                          2,400(2)          0.46           22.25      12/30/06      33,583     85,106
                                           1,600(3)          0.31           22.25      12/30/06      22,389     56,737
                                          42,500(5)          8.15            7.50       1/26/06     200,460    508,005

------------------------

(1) Amounts reflect certain assumed rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock options exercised, will depend on future performance of the Common Stock. No assurance can be made that the amounts reflected in these columns will be achieved.

(2) Options were granted December 30, 1996 and vest in four equal annual installments beginning December 30, 1997, but only if certain Company performance goals are met in 1997.

(3) Options were granted December 30, 1996 and vest in four equal annual installments beginning December 30, 1997.

(4) Options were granted January 20, 1996 and vested in five equal annual installments beginning January 20, 1996.

(5) Options were granted January 26, 1996 and vested in two annual installments of 10,000 shares beginning January 26, 1996 and three annual installments of 7,500 shares beginning January 26, 1998.

                          1996 YEAR-END OPTION VALUES

    The following table provides information regarding stock options held by the Named Executive Officers as of December 31, 1996. None of those individuals exercised any stock options during the 1996 fiscal year.

                                                      NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                                                        OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS AT
                                                           YEAR-END (#)          FISCAL YEAR-END ($)(1)
                                                    --------------------------  -------------------------
NAME                                                EXERCISABLE  UNEXERCISABLE  EXERCISABLE UNEXERCISABLE
--------------------------------------------------  -----------  -------------  ----------  -------------
Matthew M. Rizai..................................     253,344        49,000     5,196,904       280,250

Martin J. Vanderploeg.............................     253,344        49,000     5,196,904       280,250

Michael J. Jablo..................................      15,000        34,500       305,250       481,875

Jamie A. Wade.....................................      14,525        24,475       291,681       417,569

Michael K. Jewell.................................      20,400        27,100       343,140       397,085

------------------------

(1) Value is calculated by subtracting the exercise price per share from the last reported market price at December 31, 1996 and multiplying the result by the number of shares subject to the option.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

    The Compensation Committee of the Board of Directors is composed of two outside directors. The Board of Directors sets the compensation for the Company's executive officers, after consideration of the Compensation Committee's recommendations. The Compensation Committee is also responsible for approving the terms of executive employment and severance agreements, administering the Company's Stock Option Plan and approving the grant of options under that plan, including grants to executive officers of the Company.

COMPENSATION OBJECTIVES

    The goals of the Compensation Committee are to (i) motivate executive officers to create added value for the Company's stockholders through compensation incentives that are tied to the Company's operating and stock market performance; (ii) reward executive officers for their individual performance and the performance of the Company; (iii) provide compensation and benefits at levels that enable the Company to attract and retain high-quality professionals; and (iv) align the interests of the Company's officers and directors with the interests of the Company's stockholders through potential stock ownership.

EXECUTIVE COMPENSATION PROGRAMS

    The Company's executive compensation programs, which contain no special perquisites, consist of three principle elements: base salary, cash bonus and stock options. The Company emphasizes incentive compensation in the form of bonuses and stock option grants, rather than base salary. The Board of Directors sets the annual base salary for executives, after consideration of the recommendations of the Compensation Committee and subject to the terms of the executives' employment agreements. Prior to making its recommendations, the Compensation Committee reviews historical compensation levels of the executives, evaluations of past performance of the executives and assessments of expected future contributions of the executives. In making the determinations regarding base salaries, the Company considers generally available information regarding salaries prevailing in the industry but does not utilize any particular indices.

    In addition to base salary, the Company pays cash bonuses to its executives subsequent to the end of each fiscal year. These bonuses are dependent primarily on the Company's financial performance and achievement of corporate objectives established by the Board of Directors at the beginning of each fiscal year. Certain executives, who are involved in the Company's sales and marketing activities, also receive commissions on sales of the Company's products and services.

    In determining bonuses for the 1996 fiscal year, the Committee considered individual performance goals, Company net income, revenues and unit sales. These factors were then weighted for relative importance and used to determine each executive's bonus. The Board of Directors set various elements of the bonus calculation formula, after consideration of the Compensation Committee's recommendation.

    In addition to base salary and cash bonus, total compensation for executives includes long-term incentives offered by stock options. These options are generally provided through initial stock option grants at the date of hire and periodic additional stock option grants. It has been the Company's practice to fix the exercise price of options at 100% of the fair market value on the date of grant. The Company believes that stock options are an important tool in aligning the long-term interests of the Company's executives and stockholders since the executives realize gains only if the stock price increases over the fair market value at the date of grant and the executives then exercise their options.

    In determining the amount of option grants, the Compensation Committee evaluates the job level of the executive, responsibilities to be assumed in the upcoming fiscal year, responsibilities of the executive in prior years and the size of awards made to each such executive officer in prior years relative to the Company's overall performance. Options generally become exercisable over a period of years, beginning on the first anniversary of their issuance. However, the Company does, from time to time, issue to executive officers options that are immediately exercisable.

    In January 1996, the Company granted options to purchase 7,000 shares of Common Stock to Mr. Wade and options to purchase 42,500 shares to Mr. Jewell. These options vest subject to the continued employment by the Company of the holder. In December 1996, the Company granted options, which vest subject to both the achievement by the Company of certain performance goals in 1997 and the continued employment by the Company of the holder, to purchase 24,000 shares to each of Dr. Rizai and Dr. Vanderploeg, 10,400 shares to Mr. Jablo and 2,400 shares to each of Mr. Wade and Mr. Jewell. In addition, in December 1996, the Company granted options, which vest subject to the continued employment by the Company of the holder, to purchase 16,000 shares to each of Dr. Rizai and Dr. Vanderploeg and 1,600 shares to each of Mr. Jablo, Mr. Wade and Mr. Jewell. No other options were granted to named executive officers in fiscal 1996.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The Chief Executive Officer's performance was evaluated, and his compensation was determined, in accordance with the factors described above applicable to executive officers generally. The Chief Executive Officer did not receive a bonus in 1996. Prior to the Company's initial public offering in February 1996, the Company paid performance bonuses to its executive officers immediately prior to the end of each fiscal year for performance during that fiscal year. However, following the initial public offering, the Company changed its bonus procedure for executive officers. Executive officers will now receive any bonus for performance in a fiscal year following the end of that fiscal year. In accordance with the change in procedure, the Chief Executive Officer received a bonus payment in 1997 for his performance in 1996. The Chief Executive Officer's base salary for fiscal 1996, as reflected in the Summary Compensation Table, represented a 20% increase over fiscal 1995. This increase was based on the Chief Executive Officer's increased responsibilities, which resulted from the Company becoming a public company and from the growth in the Company's revenues, earnings and number of employees.

COMPENSATION DEDUCTIBILITY

    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes a limit on tax deductions for annual compensation in excess of one million dollars paid by a corporation to its chief executive officer and the other four most highly compensated executive officers of the corporation. This provision excludes certain forms of "performance based compensation" from the compensation taken into account for purposes of the limit. The Committee believes that it has structured its current compensation programs in a manner to preserve full deductibility to the Company of executive compensation under the Code. The Committee will continue to assess the impact of
Section 162(m) of the Code on its compensation practices and determine what further action, if any, is appropriate.

                                          Compensation Committee

                                          Michael Crow, Ph.D.

                                          Laurence J. Kirshbaum

    THE REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS SHALL NOT BE DEEMED TO BE INCORPORATED INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE EXCHANGE ACT, NOTWITHSTANDING ANY GENERAL STATEMENT CONTAINED IN ANY SUCH FILING INCORPORATING THIS PROXY STATEMENT BY REFERENCE, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE.

                              COMPANY PERFORMANCE

    The following graph compares the cumulative total stockholder return on the Common Stock of Engineering Animation, Inc. from February 29, 1996 (the date the Common Stock was first offered to the public at an initial public offering price of $18.00 per share) through December 31, 1996 with the cumulative total return on the Nasdaq Stock Market-U.S. and the cumulative total return on the stock of a group of public companies in the H&Q Computer Software Index. The Company did not pay any dividends during this period. The Nasdaq Stock Market-U.S. and the H&Q Computer Software indices are published daily.

    The graph assumes an investment of $100 in each of Engineering Animation, Inc., the Nasdaq Stock Market-U.S. and the H&Q Computer Software Index on February 29, 1996. The comparison also assumes that all dividends are reinvested.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             ENGINEERING ANIMATION,
                      INC.             NASDAQ STOCK MARKET - U.S.   H&Q COMPUTER SOFTWARE INDEX
02/29/96                          100                         100                            100
03/31/96                          116                         100                            105
06/30/96                          111                         109                            114
09/30/96                          133                         112                            117
12/31/96                          135                         118                            117

    THE COMPARISONS IN THIS TABLE ARE REQUIRED BY THE SECURITIES AND EXCHANGE COMMISSION AND ARE NOT INTENDED TO FORECAST OR BE INDICATIVE OF POSSIBLE FUTURE PERFORMANCE OF THE COMPANY'S COMMON STOCK. THE STOCK PRICE PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE INCORPORATED INTO ANY FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, NOTWITHSTANDING ANY GENERAL STATEMENT CONTAINED IN ANY SUCH FILING INCORPORATING THIS PROXY STATEMENT BY REFERENCE, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE.

                     EMPLOYMENT AND SEVERANCE ARRANGEMENTS

    The Company entered into employment agreements with Dr. Rizai, Dr. Vanderploeg and Mr. Wade as of January 1, 1996, and with Mr. Jewell as of January 26, 1996, each of which expire on December 31, 1999. Dr. Rizai's agreement provides that he will be employed as the Company's Chairman, Chief Executive Officer and President at an annual salary of $180,000. Dr. Vanderploeg's agreement provides that he will be employed as the Company's Executive Vice President at an annual salary of $180,000. Mr. Wade's agreement provides that he will be employed as the Company's Vice President of Administration, General Counsel and Secretary at an annual salary of $120,000. Mr. Jewell's agreement provides that he will be employed as the Company's Vice President of Finance and Chief Financial Officer at an annual salary of $120,000. Each of the agreements provides that the base salary will be reviewed annually and that the executive will receive an annual performance bonus as determined by the Board of Directors and, for Dr. Rizai and Dr. Vanderploeg, a car allowance. The employment agreements also include certain non-competition and confidentiality provisions.

    The Company has also entered into severance agreements with each of Dr. Rizai, Dr. Vanderploeg, Mr. Wade and Mr. Jewell, each dated as of the effective date of the respective officer's employment agreement. The severance agreements provide for payment of a lump sum equal to two times the sum of the employee's base salary and the bonus paid to the employee in the prior year for Dr. Rizai and Dr. Vanderploeg (one times that sum for Mr. Wade and Mr. Jewell) and continuation of benefits for two years (one year in the case of Mr. Wade and Mr. Jewell) upon (i) termination of employment by the Company without cause, (ii) termination of employment by the employee for good reason (including change in control of the Company), (iii) death or (iv) permanent disability. The Company may terminate the employment of the executive at any time for cause without the payment of severance. The agreements with Dr. Rizai and Dr. Vanderploeg also provide that, upon termination by the Company without cause or by the executive for good reason, the Company upon demand by the executive would be required to file a registration statement for all shares of Common Stock that the executive then owned or had the right to acquire upon exercise of options then held and would be required to include any such shares in any other registration statement filed by the Company.

    The Company entered into an employment agreement with Mr. Jablo as of September 18, 1995 that terminates (i) by mutual agreement of the Company and Mr. Jablo, (ii) upon Mr. Jablo's death or disability, (iii) at the option of the Company for cause or (iv) upon the dissolution or bankruptcy of the Company. This agreement provides that Mr. Jablo will be employed as the Company's Vice President of Sales and Marketing at an annual salary of $106,000 per year with a $25,000 signing bonus and a car allowance. In addition to base salary, the agreement provides for the payment of commissions through 1996 to Mr. Jablo of 3.25% of the first $3.0 million of sales of VisLab and related 3D animation software and all consulting services related to such software and 3.5% of such sales in excess of $3.0 million. Commissions paid after 1996 are to be established by the Company's President. The agreement also contains certain non-competition and confidentiality provisions. Mr. Jablo's employment agreement contains severance provisions that require the payment by the Company to Mr. Jablo of (i) an amount equal to the total compensation paid to Mr. Jablo during the first year of the agreement if the agreement were terminated following a merger, sale or change of control of the Company and (ii) an amount equal to one-half of the total compensation paid to Mr. Jablo during the first year of the agreement if the agreement were terminated for cause (as defined in the agreement) by the Company after the first anniversary of the agreement.

                               EXECUTIVE OFFICERS

    Following is certain information concerning the executive officers of Engineering Animation, Inc., based on information furnished by them.

MATTHEW M. RIZAI, PH.D., 40
Chairman, Chief Executive Officer, President and Treasurer

    Dr. Rizai has been Chairman, Chief Executive Officer, President and a director of the Company since joining the Company in June 1990 and has been Treasurer since November 1995. Dr. Rizai's prior experience includes serving as: associate with ARCH Development Corporation, a venture capital firm; senior research engineer with General Motors Corporation; and development engineer with Ford Motor Company. Dr. Rizai earned a Ph.D. in Mechanical Engineering from Michigan State University and an M.B.A. from the University of Chicago.

MARTIN J. VANDERPLOEG, PH.D., 40
Executive Vice President and Director

    Dr. Vanderploeg has served as a director since co-founding the Company in 1988, as Executive Vice President since October 1993 and as the Company's Secretary from June 1990 until November 1995. Dr. Vanderploeg's prior experience includes serving as a faculty member in mechanical engineering at Iowa State University and performing contract research for a number of large corporations. Dr. Vanderploeg earned a Ph.D. in Mechanical Engineering from Michigan State University and is a licensed Professional Engineer.

JAMIE A. WADE, 48
Vice President of Administration, General Counsel, Secretary and Director

    Mr. Wade has served as Vice President of Administration and General Counsel to the Company since June 1994 and Secretary since November 1995. From 1983 to 1994, Mr. Wade was a partner with Davis, Hockenberg, Wine, Brown, Koehn & Shors, P.C., a Des Moines law firm. Mr. Wade earned a J.D. from Drake University Law School and a B.A. from Drake University College of Business.

MICHAEL K. JEWELL, 39

Vice President of Finance and Chief Financial Officer

    Mr. Jewell has served as Vice President of Finance and Chief Financial Officer since January 1996. He has been a consultant specializing in finance and accounting issues for emerging technology companies since 1991 and has served as a finance and accounting consultant to the Company since 1992. Mr. Jewell earned an M.B.A. from the University of Southern California in 1983 and a B.A. in business from San Jose State University in 1981.

JAY E. SHANNAN, PH.D., 34

Vice President of Operations

    Dr. Shannan is a co-founder of the Company and has served as Vice President of Operations since June 1990. Dr. Shannan earned a Ph.D. in Mechanical Engineering from Iowa State University.

JEFF D. TROM, PH.D., 36

Vice President of Software Development

    Dr. Trom is a co-founder of the Company and has served as Vice President of Software Development since June 1990. Dr. Trom served as the Company's Treasurer from June 1990 to November 1995. Dr. Trom earned a Ph.D. in Mechanical Engineering from Iowa State University.

MICHAEL J. JABLO, 44

Vice President of Software Sales and Marketing

    Mr. Jablo has served as Vice President of Software Sales and Marketing since joining the Company in October 1995. From January 1990 to October 1995 Mr. Jablo was employed by Mentor Graphics Corporation where he ultimately served as North Central area sales manager. Mr. Jablo earned an M.B.A. from the University of Detroit as well as a B.S. in Mechanical Engineering and a B.S. in Business Management from Bradley University.

ADRIAN SANNIER, 35

Vice President of Interactive Production

    Mr. Sannier has served as Vice President of Interactive Production since February 1997 and prior to that served as the Company's Vice President of New Product Development since February 1996. From 1990 until joining the Company, Mr. Sannier was employed in a variety of positions by CIMLINC Incorporated, a provider of business process execution software to the aerospace industry and heavy equipment manufacturers, most recently as Vice President, Product Development. Mr. Sannier earned a Ph.D. and a B.S. in Electrical Engineering and Systems Science from Michigan State University.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires that the Company's executive officers, directors and beneficial owners of 10% or more of the Company's Common Stock file initial reports of ownership and of changes of ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Executive officers, directors and 10% beneficial owners are required by securities regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that all filing requirements were met during fiscal year 1996 except that a Form 3 with respect to Adrian Sannier, Vice President of Interactive Production, reporting ownership of options to purchase 27,900 shares granted under the Option Plan, was inadvertently filed after the date on which such form was required to be filed with the Securities and Exchange Commission.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

    Proposals of stockholders intended for inclusion in the Company's proxy statement relating to the 1998 Annual Meeting must be received at the Company's offices, addressed to the attention of the Secretary, not less than 120 days nor more than 150 days prior to the 1998 Annual Meeting (E.G., assuming that the 1998 Annual Meeting is held on the last Wednesday in April, stockholder proposals must be received by the Secretary of the Company after November 30, 1997 and prior to December 30, 1997). The Company's by-laws require that a stockholder's notice set forth as to each matter the stockholder proposes to bring before the Annual Meeting (i) a brief description of the business desired to be brought before the Annual Meeting, (ii) the name and address of the stockholder proposing such business, as they appear on the Company's stockholders records, (iii) the class and number of shares of the Company that are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. In addition, any stockholder proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission.

                             ADDITIONAL INFORMATION

    The expenses in connection with the solicitation of proxies will be borne by the Company. Solicitation will be made by mail, but may also be made by telephone or personal call by officers, directors or employees of the Company who will not be specially compensated for such solicitation. The Company may request brokerage houses and other nominees or fiduciaries to forward copies of the Company's proxy statement and Annual Report to Stockholders to beneficial owners of stock held in their names and the Company may reimburse them for reasonable out-of-pocket expenses incurred in doing so.

                                          By Order of the Board of Directors
                                          Jamie A. Wade
                                          SECRETARY

                                                                      APPENDIX A

                          ENGINEERING ANIMATION, INC.
                             NON-EMPLOYEE DIRECTORS
                               STOCK OPTION PLAN

     1. PURPOSE. The purpose of Engineering Animation, Inc. Non-Employee Directors Stock Option Plan (the "Plan"), as hereinafter set forth, is to enable Engineering Animation, Inc., a Delaware corporation (the "Company"), to attract, retain and reward qualified outside directors, by offering them an opportunity to have a greater proprietary interest in and closer identity with the Company and with its financial success.

    Options granted under this Plan ("Options") shall be non-qualified. Proceeds of cash or Company Stock received by the Company from the sale of Common Stock of the Company pursuant to Options granted under the Plan will be used for general corporate purposes.

     2. ADMINISTRATION. The Plan shall be administered by the Chairman of the Board of Directors and such other employee members of the Board of Directors, if any, who he may select (collectively, the "Committee"). Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the respective Participants' agreements and make such other determinations as it deems necessary or advisable for the administration of the Plan. The decisions of the Committee on matters within its jurisdiction under the Plan shall be conclusive and binding. No member of the Board of Directors or the Committee shall be liable for any action taken or determination made in good faith.

     3. DEFINITIONS. Whenever used in this Agreement, the following terms shall have the meanings set forth below:

        (a) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 1-d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934.

        (b) "Change in Control" of the Company shall be deemed to have occurred if the conditions set forth in any one or more of the following paragraphs shall have been satisfied:

           (i) Any Person other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of Shares of the Company, or other than a Person whose stock ownership is approved by a vote of two-thirds (2/3) of the Directors who are not affiliated with such Person), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

           (ii) During any period of two consecutive fiscal years, individuals who at the beginning of such period constitute the Board of Directors (and any new director, whose election the Board of Directors was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved), cease for any reason to constitute a majority thereof; or

           (iii) The stockholders of the Company approve (a) a plan of complete liquidation of the Company; or (b) an agreement for the sale or disposition of all or substantially all the Company's assets; or (c) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation;

           (iv) The Board of Directors agrees by a two-thirds (2/3) vote, that a Change in Control of the Company has occurred.

    However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 3% of the Shares of the purchasing company; or (ii) ownership or equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested directors of the Company).

        (c) "Common Stock" shall mean the Company's $0.01 par value common stock.

        (d) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Securities Exchange Act of 1934 and used in Sections 13(d) and 14(d) thereof, including a group defined in Section 13(d).

     4. ELIGIBILITY. Options shall be granted under this Plan to all non-employee directors of the Company ("Participants").

     5. COMMON STOCK. Options may be granted for a number of shares not to exceed, in the aggregate, 60,000 shares of Common Stock, except as such number of shares shall be adjusted in accordance with the provisions of Section 10 of this Plan.

    In the event that any Option granted under the Plan expires unexercised, is surrendered by a Participant for cancellation or is terminated or ceases to be exercisable for any other reason without having been fully exercised prior to the end of the period during which Options may be granted under the Plan, the shares subject to such Option, or to the unexercised portion thereof, shall again become available for new Options to be granted under the Plan to any eligible Participant (including the holder of such former Option) at an Option price determined in accordance with Section 6(b) hereof, as appropriate, which price may then be greater or less than the Option price of such former Option. Any shares of Common Stock that are surrendered or withheld in payment of the exercise price of an Option or that are surrendered or withheld in satisfaction of any tax liabilities resulting from the exercise of an Option will be added to the aggregate number of shares of Common Stock available for new Option grants hereunder.

     6. REQUIRED TERMS AND CONDITIONS OF OPTIONS. As soon as practicable following the date an individual becomes a non-employee member of the Board of Directors of the Company and a Participant hereunder, such Participant shall be granted an Option under the Plan (the "Initial Option"). As long as such Participant remains a non-employee member of the Board of Directors, on each one-year anniversary of the date of membership on the Board of Directors, he or she shall be granted additional Options under the Plan (the "Anniversary Options"). These Options shall be granted in such form and upon such terms and conditions, including provisions as to the treatment of outstanding Options upon the occurrence of a Change in Control, as the Board of Directors shall from time to time determine, subject to the general provisions of the Plan and to the following specific rules:

        (A) NUMBER OF SHARES UNDERLYING OPTIONS. The Initial Option shall represent the right to purchase up to a total of 5,000 shares of Common Stock, or such other number of shares as the Board of Directors shall determine at the time of grant. Each Anniversary Option shall represent a right to purchase up to a total of 2,500 shares of Common Stock, or such other number of shares as the Board of Directors shall determine at the time of grant. These Options shall vest as provided in subsection (d) below.

        (B) OPTION PRICE. The option price of each Option to purchase Common Stock shall be 100% of the Fair Market Value per share of Common Stock at the date the option is granted.

        (C) MAXIMUM TERM. No Option shall be exercisable after the expiration of fifteen (15) years from the date it is granted, except as provided in
    Section 8(b), (c), (d) or (e).

        (D) VESTING OF OPTIONS. A Participant shall become vested in 25% of the Initial Option on the date such Initial Option is granted (the "Initial Option Grant Date"). The remainder of the Initial Option shall become vested as follows:

           (i) 25% of the Initial Option on the one-year anniversary of the Initial Option Grant Date;

           (ii) 25% of the Initial Option on the two-year anniversary of the Initial Option Grant Date; and

           (iii) 25% of the Initial Option on the three-year anniversary of the Initial Option Grant Date.

    Each Anniversary Option shall be fully vested on the date it is granted.

        (E) TIME OF EXERCISE. Options granted under the Plan shall become exercisable, in whole or in part, on or after the date that such Options become vested; provided, however, that no Option granted under the Plan may become exercisable prior to six (6) months following the date it is granted or six (6) months after stockholders approve the Plan, whichever date is later.

     7. FAIR MARKET VALUE. "Fair Market Value" shall be the amount determined by the Committee from time to time, using such good faith valuation methods as it deems appropriate, except that as long as the Common Stock is traded on NASDAQ or a recognized stock exchange, it shall mean the average of the highest and lowest quoted selling prices for the Shares on the relevant date, or (if there were no sales on such date) the weighted average of the means between the highest and the lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as prescribed by Treasury Regulation 20.2031-2(b)(2), as reported in the Wall Street Journal or a similar publication selected by the Committee.

     8. EXPIRATION OF OPTION.

        (A) GENERAL RULE.  Except with respect to Options expiring pursuant to
    Section 8(b), (c), (d) or (e), each Option shall expire on the first to occur of: (i) the 15th anniversary of the date of grant thereof, or (ii) the expiration date or dates set forth in the applicable Option agreement.

        (B) EXPIRATION UPON TERMINATION OF DIRECTORSHIP. Except with respect to Options expiring pursuant to Section 8(c), (d) or (e), an Option shall expire on the first to occur of the applicable date or dates determined pursuant to Section 8(a) or the date that the Participant ceases to be a member of the Board of Directors of the Company. Notwithstanding the preceding provisions of this Section 8(b), the Committee, in its sole discretion, may permit such a Participant to exercise an Option, to the extent it is vested as of the date he or she ceases to be a member of the Board of Directors, during a period following the termination of his or her Board of Directors membership, which period shall not exceed three months. In no event, however, may the Committee permit such Participant to exercise an Option under this Section 8(b) after the expiration date computed under
    Section 8(a).

        (C) EXPIRATION UPON DISABILITY OR DEATH. If the membership on the Board of Directors of a Participant terminates by reason of disability (as determined in the discretion of the Committee) or by reason of death, his or her Options, to the extent they are vested as of the date of his or her death or disability, shall remain exercisable until the first to occur of the expiration date computed under Section 8(a) or the one-year anniversary of termination of his or her membership on the Board of Directors by reason of disability or death.

        (D) EXPIRATION UPON RETIREMENT. If the membership on the Board of Directors of a Participant terminates due to "retirement," as defined below, with the consent of the Committee, his or her Options, to the extent they are vested as of the date of his or her retirement, shall expire on the first to occur of the applicable date or dates determined pursuant to
    Section 8(b). If a Participant who has so retired dies prior to exercising in full an Option which has not expired pursuant to the preceding sentence, then notwithstanding the preceding sentence, his or her Options, to the extent they are vested as of the date of his or her retirement, shall expire after the first to occur of the expiration date computed under Section 8(a) or the one-year anniversary of the date of the Participant's death. Retirement for purposes of this Plan shall mean the termination of the Board of Directors membership of a Participant on or after the date a Participant attains age 65.

        (E) EXPIRATION UPON TERMINATION FOR CAUSE. If the membership on the Board of Directors of a Participant is terminated by the Company for substantial cause, the Participant's right to exercise his or her Options shall terminate at the time notice of termination of such membership is given by the Company to such Participant. For purposes of this provision, substantial cause shall include:

           (i) The commission of an action against or in derogation of the interests of the Company which, if proven in a court of law, would constitute a violation of a criminal code or similar law;

           (ii) Divulging the Company's confidential information; or

           (iii) The performance of any similar action that the Committee, in its sole discretion, may deem to be sufficiently injurious to the interest of the Company to constitute substantial cause for termination.

     9. METHOD OF EXERCISE. Options may be exercised by giving written notice to the Corporate Secretary of the Company, stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. The exercise price of an Option shall be paid in full at the time that the Option, or any part thereof, is exercised. Subject to the approval of the Committee, payment may be made (i) in cash, (ii) through the surrender of previously acquired shares of Common Stock having a Fair Market Value equal to the exercise price of the Option or the withholding of shares of Common Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) a combination of (i) and (ii).

    10. ADJUSTMENTS.

        (a) The aggregate number of shares of Common Stock with respect to which Options may be granted hereunder, the number of shares of Common Stock subject to each outstanding Option and the Option price per share for each such Option may all be appropriately adjusted, as the Committee may determine, for any increase or decrease in the number of shares of issued Common Stock of the Company resulting from a subdivision or consolidation of shares whether through reorganization, payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company, distribution of assets to stockholders, or the assumption and conversion of outstanding options in an acquisition of the Company; provided, however, that no adjustment in the number of shares with respect to which Options may be granted under the Plan or in the number of shares subject to outstanding Options shall be made except in the event that such adjustment, together with all respective prior adjustments which were not made as a result of this provision, involve a net change of more than 10%.

        (b) Subject to any required action by the stockholders, if the Company shall be a party to a transaction involving a sale of substantially all its assets, a merger or a consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled if the Participant actually owned the stock subject to the Option immediately prior to the time any such transaction became effective; provided, however, that all unexercised Options under the Plan may be canceled by the Company as of the effective date of any such transaction by giving notice to the holders thereof of its intention to do so and by permitting the exercise, during the 30-day period preceding the effective date of such transaction, of all partly or wholly unexercised Options in full (without regard to installment exercise limitations). This provision shall apply provided that the Participant is not terminated for cause.

        (c) In the case of dissolution of the Company, every Option outstanding hereunder shall terminate; provided, however, that each Participant shall have 30 days' prior written notice of such event, during which time the holder shall have a right to exercise the partly or wholly unexercised Option (without regard to installment exercise limitations).

        (d) On the basis of information known to the Company, the Committee shall make all determinations under this Section 10, including whether a transaction involves a sale of substantially all the Company's assets, and all such determinations shall be conclusive and binding.

    11. OPTION AGREEMENTS. Each Participant shall agree to such terms and conditions in connection with the exercise of an Option, including restrictions on the disposition of the Common Stock acquired upon the exercise thereof, as the Committee may deem appropriate. Option agreements need not be identical. The certificates evidencing the shares of Common Stock acquired upon exercise of an Option may bear a legend referring to the terms and conditions contained in the respective Option agreement and the Plan, and the Company may place a stop transfer order with its transfer agent against the transfer of such shares. If requested to do so by the Committee at the time of exercise of an Option, each Participant shall execute a certificate indicating that he or she is purchasing the Common Stock under such Option for investment and not with any present intention to sell the same.

    12. WITHHOLDING OF TAXES. Upon the exercise of an Option, the Company may deduct any Federal, state or local taxes required by law to be withheld with respect to such exercise. Any holder of an Option may elect to surrender shares of Common Stock previously acquired by the holder or to have the Company withhold shares that would have otherwise been issued to the holder pursuant to the exercise of an Option, the number of such withheld or surrendered shares to be sufficient to satisfy all or a portion of the income tax liability that arises upon such exercise.

    13. LEGAL AND OTHER REQUIREMENTS. The obligation of the Company to sell and deliver Common Stock under Options granted under the Plan shall be subject to all applicable federal and state laws, regulations, rules and approvals. A Participant shall have no rights as a stockholder with respect to any shares covered by an Option granted to or exercised by him or her until the date of delivery of a stock certificate to him or her for such shares. No adjustment other than pursuant to Section 10 hereof shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

    14. NONTRANSFERABILITY. During the lifetime of a Participant, any Option granted to him or her shall be exercisable only by him or her or by his or her guardian or legal representative. No Option shall be assignable or transferable, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or the Employee Retirement Income Security Act. The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

    15. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as members of the Board of Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such Committee member is liable for gross negligence or misconduct in the performance of his or her duties; provided, that within 60 days after institution of any such action, suit or proceeding, Committee members shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

    16. NO CONTRACT. Neither the adoption of this Plan nor the grant of any Option shall be deemed to obligate the Company to continue to retain any Participant as a director for any particular period, nor shall the granting of an Option constitute a request or consent to postpone the retirement date of any Participant.

    17. TERMINATION AND AMENDMENT OF PLAN. The Board of Directors, acting by a majority of its members, without further action on the part of the stockholders, may from time to time alter, amend or suspend the Plan or any Option granted hereunder or may at any time terminate the Plan; provided, however, the Board of Directors may not materially increase the number of shares of Common Stock subject to the Plan (except as provided in Section 10 hereof); and provided further that no such action shall materially and adversely affect any outstanding Options without the consent of the respective Participants.

    18. EFFECTIVE DATE OF PLAN. The Plan as adopted by the Board of Directors and approved by stockholders was effective as of January 1, 1996. The Plan is hereby amended and restated effective May 1, 1997 (the "Effective Date"), subject to approval by the holders of the Common Stock of the Company.

                                                                      APPENDIX B

                          ENGINEERING ANIMATION, INC.
                               STOCK OPTION PLAN

     1. PURPOSE. The purpose of Engineering Animation, Inc. Stock Option Plan (the "Plan"), as hereinafter set forth, is to enable Engineering Animation, Inc., a Delaware corporation (the "Company"), to attract, retain and reward corporate officers and managerial and other significant employees, and non-employees (other than non-employee directors) who have an ongoing consultant or independent contractor relationship with the Company, by offering them an opportunity to have a greater proprietary interest in and closer identity with the Company and with its financial success.

    Options granted under this Plan may be incentive or non-qualified (collectively referred to as "Options"). Proceeds of cash or Company Stock received by the Company from the sale of Common Stock of the Company pursuant to Options granted under the Plan will be used for general corporate purposes.

     2. ADMINISTRATION. The Plan shall be administered by a Committee consisting of two or more members of the Board of Directors of the Company who are appointed from time to time by said Board of Directors (the "Committee"). Subject to the express provisions of the Plan, the Committee shall have the power to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Participants' individual option agreements (which need not be identical) and to make such other determinations as it deems necessary or advisable in carrying out the administration of the Plan. All decisions of the Committee on matters within its jurisdiction shall be conclusive and binding. To the extent required to comply with the relevant provisions of Rule 16b-3 under the Securities Exchange Act of 1934, each member of the Committee shall qualify as a "non-employee director," as defined in Rule 16b-3 or in any successor definition adopted by the Securities and Exchange Commission. No member of the Board of Directors or the Committee shall be liable for any action taken or determination made in good faith.

     3. DEFINITIONS. Whenever used in this Agreement, the following terms shall have the meanings set forth below:

        (a) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 1-d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934.

        (b) "Change in Control" of the Company shall be deemed to have occurred if the conditions set forth in any one or more of the following paragraphs shall have been satisfied:

           (i) Any Person other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of Shares of the Company, or other than a Person whose stock ownership is approved by a vote of two-thirds (2/3) of the Directors who are not affiliated with such Person), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

           (ii) During any period of two consecutive fiscal years, individuals who at the beginning of such period constitute the Board of Directors (and any new Director, whose election the Board of Directors was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election was previously so approved), cease for any reason to constitute a majority thereof; or

           (iii) The stockholders of the Company approve (a) a plan of complete liquidation of the Company; or (b) an agreement for the sale or disposition of all or substantially all the Company's assets; or (c) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation;

           (iv) The Board of Directors agrees by a two-thirds (2/3) vote, that a Change in Control of the Company has occurred.

    However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 3% of the shares of the purchasing company; or (ii) ownership or equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors of the Company).

        (c) "Common Stock" shall mean the Company's $0.01 par value common stock.

        (d) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Securities Exchange Act of 1934 and used in Sections 13(d) and 14(d) thereof, including a group defined in Section 13(d).

     4. ELIGIBILITY. Options may be granted under this Plan to any employee of the Company or its subsidiaries whose participation the Committee determines is in the best interest of the Company, including employees who are officers and/or members of the Board of Directors, and to any nonemployee who is a consultant or independent contractor to the Company whose participation the Committee determines is in the best interests of the Company ("Participants"); provided, however, that no incentive options shall be granted to anyone who is not an employee of the Company and no non-employee member of the Board of Directors shall be eligible to receive any new Option grant hereunder. The Committee shall have absolute discretion to determine, within the limits of the express provisions of the Plan, those Participants to whom and the time or times at which Options shall be granted. The Committee shall also determine the number of shares to be subject to each Option, the duration of each Option, the exercise price (Option price) under each Option, the time or times within which (during the term of the Option) all or portions of each Option may be exercised, and whether cash or Common Stock may be accepted in full or partial payment upon exercise of an Option. In making such determination, the Committee may take into account the nature of the services rendered by the Participant, his or her present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant; provided, however, that no Option granted under this Plan may become exercisable prior to six (6) months following the date it is granted.

     5. COMMON STOCK. Options may be granted for a number of shares not to exceed, in the aggregate, 1,190,000 shares of Common Stock, except as such number of shares shall be adjusted in accordance with the provisions of Section 12 of this Plan.

    In the event that any Option granted under the Plan expires unexercised, is surrendered by a Participant for cancellation or is terminated or ceases to be exercisable for any other reason without having been fully exercised prior to the end of the period during which Options may be granted under the Plan, the shares subject to such Option, or to the unexercised portion thereof, shall again become available for new Options to be granted under the Plan to any eligible Participant (including the holder of such former Option) at an Option price determined in accordance with Section 6(a) or Section 7(a) hereof, as appropriate, which price may then be greater or less than the Option price of such former Option. Any shares of Common Stock that are surrendered or withheld in payment of the exercise price of an Option or that are surrendered or withheld in satisfaction of any tax liabilities resulting from the exercise of an Option will be added to the aggregate number of shares of Common Stock available for new Option grants hereunder.

     6. REQUIRED TERMS AND CONDITIONS OF INCENTIVE OPTIONS. The incentive options granted under this Plan are intended to be "incentive stock options" within the meaning of that term in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the provisions of each incentive option granted shall be interpreted in a manner consistent with Section 422 and with all valid regulations issued thereunder. Such incentive options shall be granted in such form and upon such terms and conditions, including provisions as to the treatment of outstanding incentive options upon the occurrence of a Change in Control, as the Committee shall from time to time determine, subject to the general provisions of the Plan, and the following specific rules:

        (A) OPTION PRICE. The purchase price per share of Common Stock subject to an incentive option shall be fixed by the Committee, but shall not be less than 100% of the Fair Market Value per share of Common Stock at the time the incentive option is granted. However, if an eligible Participant on the date that an option is granted owns, directly or indirectly, within the meaning of Section 424(d) of the Code, stock representing more than 10% of the voting power of all classes of stock of the Company, then the purchase price per share shall in no instance be less than 110% of the Fair Market Value per share of Common Stock at the time the incentive option is granted; provided further, however, that the incentive option price shall in no event be less than the par value of the Common Stock subject to such incentive option. See Section 8 below for determination of "Fair Market Value."

        (B) MAXIMUM TERM. Notwithstanding anything herein to the contrary, no incentive option shall be exercisable after the expiration of ten years from the date it is granted and no incentive option shall be exercisable after the expiration of five years in the case a Participant who at the time of grant owns (directly or indirectly, including the shares purchasable under such incentive option) stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company.

        (C) TIME OF EXERCISE. The Committee shall determine the duration of each incentive option and the time or times within which (during the term of the incentive option) all or portions of each incentive option may be exercised, except to the extent that other terms of exercise are specifically provided by other provisions of the Plan.

        (D) VALUE OF SHARES. The aggregate Fair Market Value (determined at the date of grant) of the incentive options exercisable for the first time by a Participant during any calendar year shall not exceed $100,000 or any other limit imposed by the Code.

        (E) LIMITATIONS ON DISPOSITIONS. To retain incentive option tax treatment, stock received upon exercise of an incentive option may not be disposed of prior to the later of two years from the date the incentive option was granted or one year from the date the shares are transferred to the Participant upon exercise of the incentive option.

     7. REQUIRED TERMS AND CONDITIONS OF NONQUALIFIED OPTIONS. The nonqualified options granted under the Plan shall be in such form and upon such terms and conditions, including provisions as to the treatment of outstanding nonqualified options upon the occurrence of a Change in Control, as the Committee shall from time to time determine, subject to the general provisions of the Plan, and the following specific rules:

        (A) OPTION PRICE. The option price of each option to purchase Common Stock shall be 100% of the Fair Market Value per share of Common Stock at the date the option is granted.

        (B) MAXIMUM TERM. No option shall be exercisable after the expiration of fifteen (15) years from the date it is granted, except as provided in
    Section 10(b), (c), (d) or (e).

        (C) TIME OF EXERCISE. The Committee shall determine the duration of each Option and the time or times within which (during the term of Option) all or portions of each Option may be exercised, except to the extent that other terms of exercise are specifically provided by other provisions of the

    Plan; provided, however, that no Option granted under this Plan may become exercisable prior to six (6) months following the date it is granted.

     8. FAIR MARKET VALUE. "Fair Market Value" shall be the amount determined by the Committee from time to time, using such good faith valuation methods as it deems appropriate, except that as long as the Common Stock is traded on NASDAQ or a recognized stock exchange, it shall mean the average of the highest and lowest quoted selling prices for the Shares on the relevant date, or (if there were no sales on such date) the weighted average of the means between the highest and the lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as prescribed by Treasury Regulation 20.2031-2(b)(2), as reported in the Wall Street Journal or a similar publication selected by the Committee.

     9. CONVERSION AND MODIFICATION. The Company retains the right to convert incentive options to nonqualified options. The Company may modify grants of options to Participants who are foreign nationals or employed outside the United States to fulfill Plan purposes and recognize differences in local law, tax policy and custom.

    10. EXPIRATION OF OPTION.

        (A) GENERAL RULE.  Except with respect to Options expiring pursuant to
    Section 10(b), (c), (d) or (e), each Option shall expire on the first to occur of: (i) the tenth anniversary in the case of incentive Options, or the fifteenth anniversary in the case of nonqualified Options, of the date of grant thereof, or (ii) the expiration date or dates set forth in the applicable Option agreement.

        (B) EXPIRATION UPON TERMINATION OF EMPLOYMENT. Except with respect to Options expiring pursuant to Section 10(c), (d) or (e), an Option shall expire on the first to occur of the applicable date or dates determined pursuant to Section 10(a) or the date that the employment or relationship of the Participant with the Company terminates. Notwithstanding the preceding provisions of this Section 10(b), the Committee, in its sole discretion, may permit such a Participant to exercise an Option during a period following his or her termination of employment, which period shall not exceed three months. In no event, however, may the Committee permit such Participant to exercise an Option under this Section 10(b) after the expiration date computed under Section 10(a).

        (C) EXPIRATION UPON DISABILITY OR DEATH. If the employment or relationship of a Participant with the Company terminates by reason of disability (as determined in the discretion of the Committee) or by reason of death, his or her Options, if any, shall expire after the first to occur of the expiration date computed under Section 10(a) or the one-year anniversary of termination of employment or relationship by reason of disability or death.

        (D) EXPIRATION UPON RETIREMENT. If the employment of a Participant with the Company terminates due to "retirement," as defined below, with the consent of the Committee, his or her Options, if any, shall expire on the first to occur of the applicable date or dates determined pursuant to
    Section 10(b). If a Participant who has so retired dies prior to exercising in full an Option which has not expired pursuant to the preceding sentence, then, notwithstanding the preceding sentence, his or her Options shall expire after the first to occur of the expiration date computed under
    Section 10(a) or the one-year anniversary of the date of the Participant's death. "Retirement" for purposes of this Plan shall mean the termination of employment of a Participant with the Company on or after the date a Participant attains age 65.

        (E) EXPIRATION UPON TERMINATION FOR CAUSE. If the employment or relationship of a Participant is terminated by the Company for substantial cause, the Participant's right to exercise his or her Options shall terminate at the time notice of termination of employment, or cancellation of relationship, is given by the Company to such Participant. For purposes of this provision, substantial cause shall include:

           (i) The commission of an action against or in derogation of the interests of the Company which, if proven in a court of law, would constitute a violation of a criminal code or similar law;

           (ii) Divulging the Company's confidential information; or

           (iii) The performance of any similar action that the Committee, in its sole discretion, may deem to be sufficiently injurious to the interest of the Company to constitute substantial cause for termination.

    11. METHOD OF EXERCISE. Options may be exercised by giving written notice to the Corporate Secretary of the Company, stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. The exercise price of an Option shall be paid in full at the time that the Option, or any part thereof, is exercised. Subject to the approval of the Committee, payment may be made (i) in cash, (ii) through the surrender of previously acquired shares of Common Stock having a Fair Market Value equal to the exercise price of the Option or the withholding of shares of Common Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) a combination of (i) and (ii).

    12. ADJUSTMENTS.

        (a) The aggregate number of shares of Common Stock with respect to which Options may be granted hereunder, the number of shares of Common Stock subject to each outstanding Option and the Option price per share for each such Option may all be appropriately adjusted, as the Committee may determine, for any increase or decrease in the number of shares of issued Common Stock of the Company resulting from a subdivision or consolidation of shares whether through reorganization, payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company, distribution of assets to stockholders, or the assumption and conversion of outstanding options in an acquisition of the Company; provided, however, that no adjustment in the number of shares with respect to which Options may be granted under the Plan or in the number of shares subject to outstanding Options shall be made except in the event that such adjustment, together with all respective prior adjustments which were not made as a result of this provision, involve a net change of more than 10%.

        (b) Subject to any required action by the stockholders, if the Company shall be a party to a transaction involving a sale of substantially all its assets, a merger or a consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled if the Participant actually owned the stock subject to the Option immediately prior to the time any such transaction became effective; provided, however, that all unexercised Options under the Plan may be canceled by the Company as of the effective date of any such transaction by giving notice to the holders thereof of its intention to do so and by permitting the exercise, during the 30-day period preceding the effective date of such transaction, of all partly or wholly unexercised Options in full (without regard to installment exercise limitations). This provision shall apply provided that the Participant is not terminated for cause.

        (c) In the case of dissolution of the Company, every Option outstanding hereunder shall terminate; provided, however, that each Participant shall have 30 days' prior written notice of such event, during which time the holder shall have a right to exercise the partly or wholly unexercised Option (without regard to installment exercise limitations).

        (d) On the basis of information known to the Company, the Committee shall make all determinations under this Section 12, including whether a transaction involves a sale of substantially all the Company's assets, and all such determinations shall be conclusive and binding.

    13. OPTION AGREEMENTS. Each Participant shall agree to such terms and conditions in connection with the exercise of an Option, including restrictions on the disposition of the Common Stock acquired upon the exercise thereof, as the Committee may deem appropriate. Option agreements need not be identical. The certificates evidencing the shares of Common Stock acquired upon exercise of an Option may bear a legend referring to the terms and conditions contained in the respective Option agreement and the Plan, and the Company may place a stop transfer order with its transfer agent against the transfer of such shares. If requested to do so by the Committee at the time of exercise of an Option, each Participant shall execute a certificate indicating that he or she is purchasing the Common Stock under such Option for investment and not with any present intention to sell the same.

    14. WITHHOLDING OF TAXES. Upon the exercise of an Option, the Company may deduct any Federal, state or local taxes required by law to be withheld with respect to such exercise. Any holder of an Option may elect to surrender shares of Common Stock previously acquired by the holder or to have the Company withhold shares that would have otherwise been issued to the holder pursuant to the exercise of an Option, the number of such withheld or surrendered shares to be sufficient to satisfy all or a portion of the income tax liability that arises upon such exercise.

    15. LEGAL AND OTHER REQUIREMENTS. The obligation of the Company to sell and deliver Common Stock under Options granted under the Plan shall be subject to all applicable federal and state laws, regulations, rules and approvals. A Participant shall have no rights as a stockholder with respect to any shares covered by an Option granted to or exercised by him or her until the date of delivery of a stock certificate to him or her for such shares. No adjustment other than pursuant to Section 12 hereof shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

    16. NONTRANSFERABILITY. During the lifetime of a Participant, any Option granted to him or her shall be exercisable only by him or her or by his or her guardian or legal representative. No Option shall be assignable or transferable, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or the Employee Retirement Income Security Act. The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

    17. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as members of the Board of Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such Committee member is liable for gross negligence or misconduct in the performance of his or her duties; provided, that within 60 days after institution of any such action, suit or proceeding, Committee members shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

    18. NO CONTRACT OF EMPLOYMENT. Neither the adoption of this Plan nor the grant of any Option shall be deemed to obligate the Company to continue the employment or relationship of any Participant for any particular period, nor shall the granting of an Option constitute a request or consent to postpone the retirement date of any Participant.

    19. TERMINATION AND AMENDMENT OF PLAN. No Incentive Options shall be granted under the Plan more than ten years after the date the Plan was adopted by the Board of Directors. The Board of Directors, acting by a majority of its members, without further action on the part of the stockholders, may from time to time alter, amend or suspend the Plan or any Option granted hereunder or may at any time terminate the Plan; provided, however, the Board of Directors may not materially increase the number of shares of Common Stock subject to the Plan (except as provided in Section 12 hereof), and provided further that no such action shall materially and adversely affect any outstanding Options without the consent of the respective Participants.

    20. EFFECTIVE DATE OF PLAN. The Plan as adopted by the Board of Directors and approved by stockholders was originally effective as of June 9, 1994 and was amended and restated as of January 1, 1996. The Plan is hereby further amended and restated effective May 1, 1997, subject to approval by the holders of the Common Stock of the Company.

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                             ENGINEERING ANIMATION, INC.
                                    PROXY CARD
    PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 30, 1997.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
P
R The undersigned hereby constitutes and appoints Matthew M. Rizai and Jamie O A. Wade, and each of them, true and lawful agents and proxies of the X undersigned, with full power of substitution, to represent the undersigned Y and to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Engineering Animation, Inc. to be held on April 30, 1997, and at any and all adjournments and postponements thereof, on all matters before such meeting.

   THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. HOWEVER, IF NO VOTE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEE FOR DIRECTOR; "FOR" THE PROPOSAL TO AMEND AND RESTATE THE STOCK OPTION PLAN; "FOR" THE PROPOSAL TO AMEND AND RESTATE THE NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN; AND "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS; ALL OF WHICH MATTERS ARE MORE FULLY DESCRIBED IN THE PROXY STATEMENT OF WHICH THE UNDERSIGNED STOCKHOLDER ACKNOWLEDGES RECEIPT.

   THIS PROXY GRANTS DISCRETIONARY AUTHORITY TO VOTE IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES ON OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

   ---------------------------------------------------------------------------
   PLEASE VOTE, SIGN AND DATE THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY
                          IN THE ENCLOSED ENVELOPE
   ---------------------------------------------------------------------------

   HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?

   ______________________________       _________________________________

   ______________________________       _________________________________

   ______________________________       _________________________________

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                              FOLD AND DETACH HERE










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
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/x/  PLEASE MARK YOUR                                                7517
     VOTES AS IN THIS
     EXAMPLE.

   This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR each proposal The Board of Directors recommends a vote FOR all proposals.

                  FOR     WITHHELD                                                    FOR     AGAINST   ABSTAIN
1. Election of   /   /     /   /             2. Approval. Amendment and Restatement  /   /     /   /     /   /
   Director.                                    of the Non-Employee Directors Stock
   Nominee: Jamie A. Wade                       Option Plan.

   _______________________________           3. Approval. Amendment and Restatement   /   /     /   /     /   /
                                                of the Stock Option Plan.

                                             4. Ratification of the appointment of    /   /     /   /     /   /
                                                Ernst & Young LLP as independent
                                                accountants.

                                             5. In the discretion of the proxies
                                                named herein, the proxies are authorized
                                                to vote upon other matters as are
                                                properly brought before the meeting.

                                             The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.


                                                                                       YES       NO
                                                                   I PLAN TO ATTEND   /   /     /   /
                                                                        THE MEETING


SIGNATURE(S)____________________________________  DATE___________________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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                              FOLD AND DETACH HERE

                                   [EAI LOGO]

                           ENGINEERING ANIMATION, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 30, 1997
                                    1:30 P.M.
                                 MARRIOTT HOTEL
                                 700 GRAND AVE.
                             DES MOINES, IOWA 50309







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